                      FIRST AMENDMENT TO LICENSE AGREEMENT



        THIS FIRST AMENDMENT TO LICENSE AGREEMENT ("First Amendment") is made and entered into this 12th day of September, 1996, by and between the THE VONS COMPANIES, INC., a Michigan corporation ("VONS"), and SOUTHERN CALIFORNIA BANK, a California banking corporation ("SCB").




                                   RECITALS


        This First Amendment is made with reference to the following facts:

        A. By written license agreement dated December 18, 1992 (the "Agreement"), VONS licensed to SCB certain premises containing approximately four hundred forty-one (441) square feet (the "Premises"), which Premises are a part of the supermarket building located at 8010 East Santa Ana Canyon Road, Anaheim Hills, California.

        B. SCB is currently operating a full-service banking facility in the Premises.

        C. VONS and SCB now desire to amend and modify the Agreement to adjust the License Fee payable by SCB and to confirm SCB's exercise of its first Renewal Option contained therein. All terms not otherwise defined herein shall have the meanings ascribed to them in the Agreements.




                                  AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, VONS and SCB hereby amend and modify the Agreement as follows:

        1. ACKNOWLEDGMENT OF SCB'S EXERCISE OF OPTION. VONS and SCB acknowledge that, upon the execution of this First Amendment by SCB and VONS, SCB shall be deemed to have exercised the first of its three five (5)-year Renewal Options set forth in the Agreement to extend the Basic Term for a period of five (5) years (the "First Renewal Term"). The First Renewal Term shall commence on June 1, 1996.

        2. USE. The first sentence of Section 4(c) of the Agreement is hereby deleted in its entirety and the following substituted therefore:

        (c) Subject to force majeure (as hereinafter defined) and the other provisions of this Agreement, following the Effective Date, the Premises FSF shall be open for business for a minimum of forty eight (48) hours a week allocated over seven (7) days; provided, however, that (i) the Premises FSF shall not be open less than four (4) hours on any given day; (ii) the hours of operation for the Premises FSF must be consistent with the operating hours of the Supermarket; and (iii) the hours of operation of active ATMs located in the Premises FSF shall not count toward this requirement.


        3. LICENSE FEE. Section 5 of the Agreement is hereby deleted in its entirety and the following substituted therefore:

                ANNUAL FEE. As to the Effective Date, SCB agrees to pay to VONS an annual License Fee as set forth below:

                Years 1, 2, and 3 of Basic Term:     $27,000/yr.

                "On the commencement of the First Renewal Term and annually thereafter during each Renewal Term, the License Fee shall be adjusted in accordance with the fee structure attached hereto as SCHEDULE "1" ("License Fee Adjustment"). The License Fee Adjustment shall be based upon VONS' average weekly customer count for the Supermarket during the final twelve (12) full weeks of each year of the Basic Term and any Renewal Terms."


        4. NOTICES. Section 37(a)(ii) is hereby deleted in its entirety and the following substituted therefore:

                         (ii) If to SCB, then to:

                              Southern California Bank
                              3800 East La Palma Avenue
                              Box 19049
                              Anaheim, California  92817-9049
                              Attention:  Mr. David A. McCoy
                                          Executive Vice President

        5. MERGER. This First Amendment constitutes the final, complete and exclusive statement of the terms of the First Amendment. All preliminary negotiations and agreements of whatsoever kind or nature are merged herein, and no oral statement or representation or prior written matter not contained in this instrument shall have any force and effect. This First Amendment shall constitute a binding obligation between the parties hereto.

        6. ACKNOWLEDGMENT. Except as modified by this First Amendment, VONS and SCB acknowledge that terms and conditions of the Agreement, as amended and modified, are in full force and effect.

        7. COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which shall have the force and effect of an original as of the day and date first above written.

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the day and year first set forth above.



VONS:                                  THE VONS COMPANIES INC.,
                                       a Michigan Corporation

                                       By: /s/
                                           -----------------------------
                                       Print Name: Donald J. Howard
                                                   ---------------------
                                       Title: SR. Vice President
                                              --------------------------



SCB:                                   SOUTHERN CALIFORNIA BANK
                                       a California banking corporation

                                       By: /s/
                                           -----------------------------
                                       Print Name: David A. McCoy
                                                   ---------------------
                                       Title: EVP & COO
                                              --------------------------

                                  SCHEDULE  "1"

                              LICENSE FEE STRUCTURE

                           Supermarket Banking Facility
                                    Vons #216
                          8010 East Santa Ana Canyon Road
                             Anaheim Hills, California



Vons's Average Customer Count
During Final 12 Weeks of Each
Year of Renewal Terms
                                        ANNUAL LICENSE FEE DURING RENEWAL TERMS

                                        Years       Years
                                        1 & 2      3,4 & 5
                                       of First    of First      Second       Third
                                        Renewal     Renewal      Renewal      Renewal
                                         Term        Term         Term         Term
                                       --------     --------     -------      -------
Less than 10,000 customers per week:   $15,000      $18,000      $23,000   $23,000 plus
                                                                             annual 4%
                                                                             increase

10,000 to 14,999 customers per week:   $18,000      $21,000      $26,000    $26,000 plus
                                                                              annual 4%
                                                                              increase

15,000 to 19,999 customers per week:   $21,000      $24,000      $29,000    $29,000 plus
                                                                              annual 4%
                                                                              increase

20,000 to 24,999 customers per week:   $25,000      $28,000      $33,000    $33,000 plus
                                                                              annual 4%
                                                                              increase

25,000 or more customers per week:     $30,000      $33,000      $38,000    $38,000 plus
                                                                              annual 4%
                                                                              increase